UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): September 7, 2004



                              POSSIS MEDICAL, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



         Minnesota                    0-944                   41-0783184
 -------------------------------------------------------------------------------
 (State or other jurisdiction     (Commission              (I.R.S. Employer
      of incorporation)            file number)           Identification No.)



           9055 Evergreen Boulevard, N.W., Minneapolis, MN 55433-8003
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (763) 780-4555
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



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Section 8 - Other Events

Item 8.01 Fortune Magazine Recognizes Possis Medical, Inc. as One of America's 100 Fastest Growing Companies.

On September 7, 2004, the Company issued a press release reporting the Company has been recognized by Fortune Magazine as one of America's 100 fastest growing companies. Possis Medical, Inc. was ranked number 23 in the FORTUNE 100, and it was one of only two medical device companies in the top 25.

A full copy of the referred-to press release is attached hereto as Exhibit 99.1.





                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 7, 2004
                                                 POSSIS MEDICAL, INC.



                                                 By: /s/ Eapen Chacko
                                                     ---------------------------
                                                     Eapen Chacko
                                                     Vice President, Finance

                                  EXHIBIT INDEX


     Exhibit No.               Description
     -----------               -----------

     99.1                      Press Release, dated September 7, 2004, issued by
                               Possis Medical, Inc.